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                                                                    EXHIBIT 10.1

                                EIGHTH AMENDMENT
                             TO DEBTOR-IN-POSSESSION
                                CREDIT AGREEMENT

                  This EIGHTH AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this "AMENDMENT") is dated as of June 24, 2005 and entered into by and among INTERMET CORPORATION, a Georgia corporation ("COMPANY"), THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "BORROWERS" and each a "BORROWER"), THE BANK OF NOVA SCOTIA, as Administrative Agent for the Lenders ("ADMINISTRATIVE AGENT") and as a Lead Lender, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent and Co-Agent for the Lenders ("COLLATERAL AGENT") and as a Lead Lender, and the undersigned Lenders, and is made with reference to that certain Debtor-In-Possession Credit Agreement dated as of October 22, 2004 (as amended, supplemented or otherwise modified to the date hereof, the "CREDIT AGREEMENT"), by and among Borrowers, the Lenders, Administrative Agent and Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Borrowers and the undersigned Lenders desire to amend the Credit Agreement on the terms and conditions set forth below;

                  NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

              1.1 AMENDMENTS TO SUBSECTION 1.1.

                  Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

                            "EQUITY COMMITMENT AGREEMENT" means the commitment
                  letter agreement (and related term sheet) among Stanfield Capital Partners, LLC (on behalf of certain of its related or associated entities), R2 Investments, LDC (on behalf of certain of its related or associated entities) and Company, in the form delivered to Agents pursuant to Section 3.3 of the Eighth Amendment, with amendments, supplements or other modifications thereto that are not adverse to Lenders (in the judgment of Agents).

                           "EIGHTH AMENDMENT" means that certain Eighth
                  Amendment to Debtor-In-Possession Credit Agreement dated as of June 24, 2005 by and among Borrowers, Agents, Lead Lenders and the Lenders party thereto.



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                           "EIGHTH AMENDMENT EFFECTIVE DATE" has the meaning
                  assigned to that term in the Eighth Amendment.

              1.2 AMENDMENT TO SUBSECTION 2.10.

                  Subsection 2.10 of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and substituting therefor the following new sentence:

                  "Notwithstanding anything to the contrary in this subsection 2.10, Borrowers, with the approval of the Bankruptcy Court, may make the Exit Lender Work Fee Payments and enter into the Lazard Agreements, the CMD Agreements and the Equity Commitment Agreement.".

              1.3 AMENDMENT TO SUBSECTION 4.3A.

                  Subsection 4.3A of the Credit Agreement is hereby amended by adding immediately before the "."at the end thereof the following proviso:

                  "; provided, that certifications made on and after the Eighth Amendment Effective Date pursuant to subsections 4.3A(ii)(a) and 4.3A(ii)(b) shall be made without regard to payments made and to be made pursuant to and in accordance with Borrowers' obligations under the Equity Commitment Agreement".

              1.4 AMENDMENT TO SUBSECTION 6.16.

                  Subsection 6.16 of the Credit Agreement is hereby amended by deleting the reference to "$1,000,000" contained in clause (b) of the second sentence therein and substituting therefor "$1,500,000".

              1.5 AMENDMENT TO SUBSECTION 7.5.

                  Subsection 7.5(ii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

                           "(ii) payments permitted under subsection 2.10, Exit
                  Lender Work Fee Payments, payments made pursuant to and in accordance with the terms of the Lazard Agreements, the CMD Agreements and payments made pursuant to and in accordance with the Equity Commitment Agreement;".

              1.6 AMENDMENT TO SUBSECTION 7.6A(i).

                  Subsection 7.6A(i) of the Credit Agreement is hereby amended by adding immediately after the reference to "Cash disbursements or expenditures" contained therein the parenthetical phrase "(other than payments made pursuant to and in accordance with Borrowers' obligations under the Equity Commitment Agreement)".



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              1.7 AMENDMENT TO SUBSECTION 8.6.

                  A. Subsection 8.6(a)(vii) of the Credit Agreement is hereby amended by deleting the proviso contained therein and substituting therefor the following proviso:

                  ", provided, however, that entry by the Bankruptcy Court of an order approving any of the Exit Lender Work Fee Payments, the Lazard Agreements, the CMD Agreements and the Equity Commitment Agreement shall not be an Event of Default under this clause (vii)".

                  B. Subsection 8.6(b) of the Credit Agreement is hereby amended by deleting the proviso contained therein and substituting therefor the following proviso:

                  ", provided, however, that the filing by Borrowers of a motion or motions with the Bankruptcy Court for authority to make the Exit Lender Work Fee Payments and/or authority to enter into the Lazard Agreements, the CMD Agreements and the Equity Commitment Agreement shall not be an Event of Default under this clause (b)".

SECTION 2.        BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Lead Lenders and the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lead Lender and Lender that the following statements are true, correct and complete:

              2.1 CORPORATE POWER AND AUTHORITY. Each Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

              2.2 AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment has been duly authorized by all necessary action on the part of each Borrower and the performance of the Amended Agreement has been duly authorized by all necessary action on the part of each Borrower.

              2.3 NO CONFLICT. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Borrower or any of its Subsidiaries, or the Organizational Documents of any Borrower or any of its Subsidiaries or any order, judgment or decree of the Bankruptcy Court of any other Government Authority binding on any Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower or any of its Subsidiaries or any applicable order of the Bankruptcy Court, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of the Lenders), or (iv) require any




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approval of stockholders or any approval or consent of any Person under any
Contractual Obligation of any Borrower or any of its Subsidiaries.

              2.4 GOVERNMENTAL CONSENTS. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not require any Governmental Authorization.

              2.5 BINDING OBLIGATION. This Amendment has been duly executed and delivered by each Borrower, and each of this Amendment and the Amended Agreement is the legally valid and binding obligations of each Borrower enforceable against each Borrower in accordance with its respective terms.

              2.6 INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Eighth Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

              2.7 ABSENCE OF DEFAULT. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

              2.8 FINAL BORROWING ORDER. The Final Borrowing Order is in full force and effect and has not been stayed by the Bankruptcy Court or any other court of competent jurisdiction and has not been reversed, vacated or otherwise modified after the entry thereof.

SECTION 3.        CONDITIONS TO EFFECTIVENESS

                  This Amendment shall become effective on the first date (such date being referred to herein as the "EIGHTH AMENDMENT EFFECTIVE DATE") on which
(i) Borrowers shall have delivered to Agents a correct and complete copy of the commitment letter and related term sheet to be entered into by Stanfield Capital Partners, LLC (on behalf of certain of its related or associated entities), R2 Investments, LDC (on behalf of certain of its related or associated entities) and Company, which commitment letter and term sheet shall be satisfactory in form and substance to Agents, and (ii) Borrowers, Requisite Lenders and each Lead Lender shall have each executed a counterpart hereof, and Company and Agents shall have received written or telephonic notification of such execution and authorization of delivery of such counterparts; provided, however, that notwithstanding anything contained in this Amendment or any of the Loan Documents to the contrary, (a) it shall be a condition subsequent to the effectiveness of this Amendment that (1) on or prior to July 21, 2005, Borrowers shall have paid in full all outstanding statements for fees and expenses of each of Collateral Agent and Administrative Agent and their respective experts and counsel (including, but not limited to, O'Melveny & Myers LLP, Wachtell, Lipton, Rosen & Katz, Pepper Hamilton LLP and Capstone Corporate Recovery LLC) to the extent submitted to Company prior to 12:00 Noon (New York City time) on July 14, 2005, (2) Borrowers shall have paid, in immediately available funds, not later than two Business Days after either (x) the entry of an order by the Bankruptcy Court approving the



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Equity Commitment Agreement or (y) if such order is stayed, the date, if any, when such order ceases to be subject to such stay (the date of such entry or cessation, as the case may be, the "EQUITY COMMITMENT AGREEMENT APPROVAL DATE"), a nonrefundable amendment fee in the aggregate amount of $150,000 to Administrative Agent, for distribution to each Lender that has executed and delivered to Agents a counterpart of this Amendment prior to 12:00 Noon (New York City time) on June 30, 2005 according to the relative Revolving Commitments of all such Lenders, and (3) on or prior to the Equity Commitment Agreement Approval Date, the Bankruptcy Court shall have approved this Amendment and the payment of the fees described in clause (a)(2) of this proviso pursuant to an order in form and substance satisfactory to Agents, and (b) all amendments contained in or effected by this Amendment shall be immediately null and void, ab initio, and of no force and effect whatsoever, if any of the conditions subsequent set forth in clauses (a)(1) through (a)(3) of this proviso is not satisfied by the relevant date set forth in such clause.

SECTION 4.        ACKNOWLEDGEMENT AND CONSENT

                  Each Borrower hereby acknowledges that such Borrower has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Borrower under each of the Loan Documents to which such Borrower is a party shall not be impaired and each of the Loan Documents to which such Borrower is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

SECTION 5.        MISCELLANEOUS

              5.1 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER
                  LOAN DOCUMENTS.

                  A. On and after the Eighth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  C. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of (or otherwise prejudice) any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

              5.2 FEES AND EXPENSES. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and Collateral Agent and their respective counsel (including, without limitation, O'Melveny & Myers LLP, Wachtell, Lipton, Rosen & Katz, Pepper Hamilton LLP and Capstone




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Corporate Recovery LLC) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

              5.3 HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

              5.4 APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

              5.5 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                  [Remainder of page intentionally left blank]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                  BORROWERS:

                                           INTERMET CORPORATION


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                                Name: Alan J. Miller
                                                Title:  Vice President


                                           ALEXANDER CITY CASTING COMPANY, INC.


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                           Name: Alan J. Miller
                                           Title:  Vice President


                                           CAST-MATIC CORPORATION


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                           Name: Alan J. Miller
                                           Title:  Vice President


                                           COLUMBUS FOUNDRY, L.P.


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                           Name: Alan J. Miller
                                           Title:  Vice President


                                           DIVERSIFIED DIEMAKERS, INC.


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                           Name: Alan J. Miller
                                           Title:  Vice President



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                                          GANTON TECHNOLOGIES INC.


                                          By:  /s/ Alan J. Miller
                                               ---------------------------------
                                          Name: Alan J. Miller
                                          Title:  Vice President


                                          INTERMET HOLDING COMPANY


                                          By:  /s/ Alan J. Miller
                                               ---------------------------------
                                          Name: Alan J. Miller
                                          Title:  Vice President


                                          INTERMET ILLINOIS, INC.


                                          By:  /s/ Alan J. Miller
                                               ---------------------------------
                                          Name: Alan J. Miller
                                          Title:  Vice President


                                          INTERMET INTERNATIONAL, INC.


                                          By:  /s/ Alan J. Miller
                                               ---------------------------------
                                          Name: Alan J. Miller
                                          Title:  Vice President


                                          INTERMET U.S. HOLDING, INC.


                                          By:  /s/ Alan J. Miller
                                               ---------------------------------
                                          Name: Alan J. Miller
                                          Title:  Vice President




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                                         IRONTON IRON, INC.


                                         By:  /s/ Alan J. Miller
                                              ----------------------------------
                                         Name: Alan J. Miller
                                         Title:  Vice President

                                         LYNCHBURG FOUNDRY COMPANY


                                         By:  /s/ Alan J. Miller
                                              ----------------------------------
                                         Name: Alan J. Miller
                                         Title:  Vice President


                                         NORTHERN CASTINGS CORPORATION


                                         By:  /s/ Alan J. Miller
                                              ----------------------------------
                                         Name: Alan J. Miller
                                         Title:  Vice President


                                         SUDBURY, INC.


                                         By:  /s/ Alan J. Miller
                                              ----------------------------------
                                         Name: Alan J. Miller
                                         Title:  Vice President


                                         SUDM, INC.


                                         By:  /s/ Alan J. Miller
                                              ----------------------------------
                                         Name: Alan J. Miller
                                         Title:  Vice President


                                         TOOL PRODUCTS, INC.


                                         By:  /s/ Alan J. Miller
                                              ----------------------------------
                                         Name: Alan J. Miller
                                         Title:  Vice President



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                                         WAGNER CASTINGS COMPANY


                                         By:  /s/ Alan J. Miller
                                              ----------------------------------
                                         Name: Alan J. Miller
                                         Title:  Vice President


                                         WAGNER HAVANA, INC.


                                         By:  /s/ Alan J. Miller
                                              ----------------------------------
                                         Name: Alan J. Miller
                                         Title:  Vice President





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AGENTS AND LENDERS:

                                      THE BANK OF NOVA SCOTIA,
                                      as Administrative Agent and as a Lead
                                      Lender and a Lender

                                      By: /s/ Ronald Dooley
                                         --------------------------------------
                                           Name: Ronald Dooley
                                           Title: Director


                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      as Collateral Agent and as a Lead Lender and a Lender

                                      By: /s/ Frank Fazio
                                         --------------------------------------
                                           Name: Frank Fazio
                                           Title: Director


                                      DK ACQUISITION PARTNERS, LP,
                                      as a Lender


                                      By:
                                         --------------------------------------
                                           Name:
                                           Title:

                                      TRS CALLISTO LLC,
                                      as a Lender


                                      By:
                                         --------------------------------------
                                           Name:
                                           Title:




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